Income Taxes - Summary of Balances of Recoverable Taxes (Detail) - MXN ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Recoverable taxes:
IMPAC	$ 39,186	$ 57,759	$ 111,987
ISR	98,742	40,492	21,780
IVA	35,508	28,729	30,886
Tax to cash deposits		343	863
Business flat tax (IETU)	1,929	3,399	3,506
Withholding taxes	43,130	22,362	26,040
Corporation taxes	71,599	66,338	3,316
Other	1,481	722	198
Total	$ 291,575	$ 220,144	$ 198,576